                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report. (Date of earliest event reported) April 24, 2003

                                LIGHTBRIDGE, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                   000-21319             04-3065140
(State or Other Jurisdic-         (Commission           (IRS Employer
 tion of Incorporation)          File Number)        Identification No.)

            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (781) 359-4000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

      The Company announced an amendment to its Stock Repurchase Program approved in September 2001. The expanded program is valid for two more years until September 2005 and authorizes the purchase of up to an additional 2 million shares of the Company's common stock in addition to the approximately 600,000 shares left to be purchased under the original Stock Repurchase Program. As of March 31, 2003, Lightbridge repurchased approximately 1.4 million shares of its common stock under the original Stock Repurchase Program.

      In addition, the Company announced that Dorothy Terrell, a Venture Partner with First Light Capital, joined the Board of Directors and will serve as a member of the Compensation Committee.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

      99.1 Press Release dated April 24, 2003, entitled "Lightbridge Reports First Quarter Financial Results."

      99.2 Press Release dated April 24, 2003, entitled "Lightbridge Appoints Dorothy Terrell to Board of Directors."

ITEM 9. REGULATION FD DISCLOSURE PROVIDED UNDER ITEM 12

      In accordance with SEC Release No. 33-8216, the following information, required to be furnished under Item 12 "Results of Operations and Financial Condition," is instead furnished under Item 9 "Regulation FD Disclosure" and is incorporated by reference herein. This information is being furnished, not filed, pursuant to Item 12. Accordingly, this information will not be incorporated by reference into any registration statement filed by Lightbridge, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Lightbridge, Inc. that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Lightbridge, Inc. or any of its affiliates.

      On April 24, 2003, Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), announced its results of operations for the quarter ended March 31, 2003. Revenues of $28.4 million were down sequentially from $30.6 million in the fourth quarter of 2002 and from $37.9 million in the first quarter of 2002. The Company reported a net loss of $357,000, or ($0.01) per share, versus net income of $2.8 million, or $0.10 per share, in the first quarter of 2002. The Company also estimated that revenue will be in the range of $27.0 - $29.0 million in the second quarter of 2003 and earnings per share in the range of ($0.03) - ($0.05).

      A copy of the press releases issued by Lightbridge on April 24, 2003, which commented on the actions described above, are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

      -----------
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LIGHTBRIDGE, INC.


                                 By: /s/ Harlan Plumley
                                     ----------------------
                                     Harlan Plumley
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

April 29, 2003